                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                               September 30, 1997
              ----------------------------------------------------
                Date of Report (date of earliest event reported)


                        INTERSCIENCE COMPUTER CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



   California                        1-12312                        95-3880130
---------------                 ----------------                  --------------
(State or other                 (Commission File                  (IRS Employer
jurisdiction of                      Number)                      Identification
Incorporation)                                                        Number)



                       5171 Clareton Drive, Agoura Hills,
                     --------------------------------------
                          California 91301 (Address of
                          principal executive offices)



                                 (818) 707-2000
                       -----------------------------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         Effective September 30, 1997, the Company dismissed Hollander, Gilbert & Co. as the Company's independent accountants, and engaged BDO Seidman as the Company's new independent accountants. Prior to the engagement of BDO Seidman, neither the Company nor anyone on its behalf consulted with that firm regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

         None of the reports on the Company's financial statements for either the two fiscal years ended September 30, 1995 or September 30, 1996 contained an adverse opinion or a disclaimer of opinion, or were modified as to uncertainty, audit scope or accounting principles. During the above mentioned audit engagements and the subsequent interim period through September 30, 1997, there were no disagreements with Hollander, Gilbert & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hollander, Gilbert & Co. would have caused Hollander, Gilbert & Co. to make reference to the subject matter of the disagreements in connection with the firm's reports on the Company's financial statements. In addition, there were no such events as described under item 304(a)(1)(IV)(B) of Registration S-B during the fiscal years 1996 and 1995 and the subsequent interim periods through September 30, 1997.

         The decision to change accountants was approved by the Company's Board of Directors.

         The Company has provided Hollander, Gilbert & Co. with a copy of the disclosures contained herein, and has requested the firm to furnish the Company a letter addressed to the United States Securities and Exchange Commission stating whether they agree with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it does not agree. A copy of such letter is attached as an exhibit to this current report on Form 8-K.





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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits:

         Exhibit
         Number            Description
         -------           -----------
         16.1              Letter from Hollander, Gilbert & Co. addressed to the
                           Securities and Exchange Commission







                                        3

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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERSCIENCE COMPUTER CORPORATION



                                     By /s/ Frank J. LaChapelle
                                       -----------------------------------------
                                            Frank J. LaChapelle, Chief Executive
                                            Officer

Dated:  October 1, 1997

                                             INDEX TO EXHIBITS



         Exhibit
         Number            Description
         -------           -----------
         16.1              Letter from Hollander, Gilbert & Co.
                           addressed to the Securities and Exchange
                           Commission







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